UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-05992

JAPAN SMALLER CAPITALIZATION FUND, INC.
(Exact name of Registrant as specified in charter)

Worldwide Plaza
309 West 49th Street
New York, NY 10019
(Address of Principal Executive Offices)

Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, NY 10019
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 833-0018

Date of fiscal year end:	February 28, 2018

Date of reporting period:	August 31, 2017

ITEM 1. REPORTS TO STOCKHOLDERS

JAPAN SMALLER CAPITALIZATION FUND, INC.
October 24, 2017
To Our Shareholders:
We present the Semi-Annual Report of Japan Smaller Capitalization Fund, Inc. (the “Fund”) for the six months ended August 31, 2017.
The net asset value per share (“NAV”) of the Fund increased by 15.0% and the closing market price of the Fund (on the New York Stock Exchange) increased by 16.4% for the six months ended August 31, 2017.  The closing market price of the Fund on August 31, 2017 was $12.34, representing a discount of 11.2% to the NAV of $13.90.  The net assets of the Fund totaled $393,878,498 on August 31, 2017.
The Russell/Nomura Small CapTM Index, the Fund’s benchmark (“Benchmark”), increased by 12.7% in United States (“U.S.”) dollar terms for the six months ended August 31, 2017.  During the six months ended August 31, 2017, the Fund outperformed the Benchmark by 2.3% on a NAV basis.  The Tokyo Price Index (the “TOPIX”), a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange (the “TSE”), increased by 7.3% and the Nikkei Stock Average Index (“Nikkei”), a price-weighted index of the 225 leading stocks on the TSE, increased by 4.6% in U.S. dollar terms during the six months ended August 31, 2017.  The Japanese yen (“Yen”) appreciated by 1.8% against the U.S. dollar during the six months ended August 31, 2017.
For the quarter ended August 31, 2017, the Benchmark increased by 7.2%, the TOPIX increased by 3.8%, and the Nikkei increased by 0.6% in U.S. dollar terms.  The NAV of the Fund increased by 8.5% and outperformed the Benchmark by 1.3%.  The Fund’s share price increased by 7.8% during the quarter.  The Yen appreciated by 0.6% against the U.S. dollar during the quarter.
Investment Strategy
The Fund invests in undervalued stocks that offer fundamental strength and potential for improvement.  The Fund performs extensive fundamental research to identify stocks that can create shareholder value.  The Fund focuses on companies that are leaders in certain niche markets, companies with large or expanding market shares, stocks with superior shareholder distribution policies, and stocks that offer good growth prospects.  In the Japanese small cap equity market, valuation anomalies do exist and can be exploited through active management.  There are a number of factors that the Fund considers when selling an investment, including a stock which appears fully valued, unexpected deterioration in earnings or a substantial loss that impairs the company’s net assets, and a stock’s diminishing potential given declining competitiveness due to a change of business environment or failure of business strategy.
Performance
In terms of the sector allocation strategy, an underweight position in the Banks sector and an overweight position in the Wholesale Trade sector produced positive contributions.  Sector returns were eroded by overweight positions in the Transportation and Warehousing and Iron and Steel sectors.
Relative performance was positively impacted by Toenec Corporation in the Construction sector, Seiren Co., Ltd. in the Textiles and Apparel sector, Espec Corp. in the Electric Appliances sector, and Start Today Co., Ltd.  in the Retail Trade sector.

Conversely, relative performance was negatively impacted by ABC-Mart, Inc. in the Retail Trade sector and Trancom Co., Ltd. and Japan Transcity Corporation in the Transportation and Warehousing sector.
Market Review
The Benchmark increased by 10.7% and outperformed the TOPIX index, which increased by 5.4% in local currency terms, for the six months ended August 31, 2017.  The Japanese equity market posted a steep downturn at the beginning of the review period given concerns over geopolitical risks.  The Japanese equity market later rallied due to the sustained positive outlook for corporate earnings for the fiscal year ending March 2018.
The Japanese equity market fell at the start of the review period as it faced risk factors such as concerns about the ability of the Trump administration to pass key legislation in the U.S. and the geopolitical risks such as North Korea’s missile launch and increased U.S. military involvement in the Syria conflict.
In mid-April 2017, the Japanese equity market rebounded after economic dialogue between the U.S. and Japan resulted in no indications of negative changes to the bi-lateral trade policy even though the U.S. administration displayed strong willingness to reform the tax system.  From the end of April to the beginning of May 2017, the Japanese equity market posted a strong rally as Emanuel Macron, a candidate that supports the European Union (“EU”), took the lead in the French presidential elections.  Risk aversion subsided and the Yen depreciated against the U.S. dollar, while expectations grew for continued improvement in corporate profits.
Earnings results for the fiscal year ended March 2017 and expectations for the fiscal year ending March 2018 from Japanese companies were announced mid-May 2017.  The sustained positive outlook for corporate earnings for the fiscal year ending March 2018 helped the Japanese equity market extend its gains from May to July 2017.  Overall results were encouraging as companies maintained relatively high profit margins despite volatility in both global demand conditions and exchange rates.  Earnings prospects from many companies were within the expected range based on conservative assumptions.
In August 2017, strong quarterly earnings results from Japanese companies were supportive for the equity market, while geopolitical uncertainties appeared to be causing some deterioration in broad market sentiment.  The TOPIX index declined slightly due to selling pressure amid a more risk-averse environment as North Korea suggested launching a missile towards Guam.  However, the Benchmark appreciated as small cap stocks outperformed relative to the large cap market given the relatively stable business performance of smaller domestically oriented companies.
Outlook and Future Strategy
Although geopolitical risks surrounding North Korea’s recent actions remain an overhanging concern, the Fund expects the Japanese economy to continue its moderate expansion with support from external demand, government spending, and steady personal consumption.  Given limited visibility regarding the timing of any possible fiscal stimulus measures from the U.S. government or a slowdown in the Chinese economy, Japan’s economic growth momentum is expected to peak gradually towards the latter half of 2017.  For the time being, economic recoveries in the EU and emerging countries should continue to support Japanese corporate earnings.  As such, the Fund expects the resilient corporate earnings prospects along with the Bank of Japan’s monetary easing measures to provide some support for the Japanese equity market.

Results announced by Japanese companies for the first quarter of 2017 solidly beat consensus estimates.  Consequently and along with a favorable Yen to Euro exchange rate, Nomura Securities upgraded the continuing profit growth estimates for Small Cap stocks from 7.7% to 9.0% for 2017.  Moreover, not only cyclical sectors but also some domestic-oriented sectors also announced superior earnings growth rates that exceeded market expectations.  This might indicate that earnings drivers for Japanese firms have diverged further, beyond just the effect of currency movements.  Despite concerns about a peak in momentum toward the latter half of the year and stronger earnings prospects shown from the first quarter of 2017 results, the current Japanese small cap equity market price to earnings ratio is around 17 for 2017, which the Fund believes is reasonable.
Investors will continue to monitor potential shifts in monetary policy by the major central banks.  From the latter half of 2017 to 2018, the Fund expects the normalization of quantitative monetary easing to progress further in the U.S. and Europe.  As the inflation rate remains low, it is difficult to expect the U.S. authorities to accelerate their monetary tightening process or for the Eurozone to implement an early rate hike.  Nonetheless, it is the Fund’s view that the Federal Reserve Bank will continue to raise its Federal Funds rate as long as economic indicators such as the unemployment rate and the Purchasing Managers Index remain buoyant.  Meanwhile, the current monetary easing measures will be maintained for the time being in Japan.  Towards next year, potential expansion of interest rate gaps between Japan and other developed countries and a weaker Yen could be supportive, considering the positive impact on Japanese corporate earnings in general.
The Fund appreciates your continuing support.
Sincerely,

Yutaka Itabashi
President

DISCLOSURES

Sources: Nomura Asset Management U.S.A. Inc., Nomura Asset Management Co., Ltd., and Bloomberg L.P. Past performance is not indicative of future results.  There is a risk of loss.
The NAV price is adjusted for reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions.  The New York Stock Exchange’s closing market price is adjusted for reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions.  The Fund’s performance does not reflect sales commissions.
This material contains the current opinions of the Fund’s manager, which are subject to change without notice.  This material should not be considered investment advice.  Statements concerning financial market trends are based on current market conditions, which will fluctuate.  There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long term.
Comparisons between changes in the Fund’s net asset value or market price per share and changes in the Fund’s benchmark should be considered in light of the Fund’s investment policy and objective, the characteristics and quality of the Fund’s investments, the size of the Fund, and variations in the Yen/U.S. Dollar exchange rate.  This report is for informational purposes only.  Investment products offered are not FDIC insured, may lose value, and are not bank guaranteed.
Indices are unmanaged.  An index cannot be directly invested into.
Certain information discussed in this report may constitute forward-looking statements within the meaning of the U.S. federal securities laws.  The Fund believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions and can give no assurance that the Fund’s expectations will be achieved.  Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected.
The Russell/Nomura Small CapTM Index represents approximately 15% of the total market capitalization of the Russell/Nomura Total MarketTM Index.  It measures the performance of the smallest Japanese equity securities in the Russell/Nomura Total MarketTM Index.  As of August 31, 2017, there are 1,138 securities in the Russell/Nomura Small CapTM Index.

SHAREHOLDERS ACCOUNT INFORMATION
Shareholders whose accounts are held in their own name may contact the Fund’s registrar, Computershare Trust Company, N.A., at (800) 426-5523 for information concerning their accounts.

PROXY VOTING
A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov.  Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the SEC’s website at http://www.sec.gov.
Additional information about the Fund’s Board of Directors is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the website of the SEC at http://www.sec.gov in the Fund’s most recent proxy statement filing.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS
The Fund files a schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FUND CERTIFICATION
In December 2016, the Fund filed its Principal Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards. The Fund’s Principal Executive Officer and Principal Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the SEC’s web site at http://www.sec.gov.

SHARE REPURCHASES
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may repurchase shares of its common stock in the open market.

INTERNET WEBSITE
Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy and process and products, which includes the Fund. The Internet web address is http://funds.nomura-asset.com.

JAPAN SMALLER CAPITALIZATION FUND, INC.
FUND HIGHLIGHTS – AUGUST 31, 2017 (Unaudited)
KEY STATISTICS

Net Assets	$393,878,498
Net Asset Value per Share	$13.90
Market Price	$12.34
Percentage Change in Net Asset Value per Share*	15.0%
Percentage Change Market Price*	16.4%

MARKET INDICES

Percentage change in market indices:*	YEN	U.S.$

Russell/Nomura Small CapTM Index	10.7%	12.7%
Tokyo Price Index	5.4%	7.3%
Nikkei Stock Average Index	2.8%	4.6%

*From March 1, 2017 through August 31, 2017.

INDUSTRY DIVERSIFICATION
	% of Net Assets		% of Net Assets
Retail Trade	16.3	Real Estate	4.3
Wholesale Trade	13.8	Electric Appliances	4.2
Chemicals	10.6	Other Products	4.1
Machinery	7.5	Textiles and Apparel	2.5
Transportation and Warehousing	5.3	Banks	1.8
Services	5.2	Utilities	1.4
Metal Products	5.1	Financing Business	1.2
Iron and Steel	4.9	Transportation Equipment	1.1
Information and Communication	4.7	Precision Instruments	0.7
Construction	4.5	Food	0.6

TEN LARGEST EQUITY HOLDINGS BY FAIR VALUE
Security	Fair Value	% of Net Assets
Ryoden Corporation	$10,958,294	2.8
SIIX Corporation	10,392,626	2.6
Amiyaki Tei Co., Ltd.	10,237,118	2.6
Trancom Co., Ltd.	10,175,140	2.6
Osaka Steel Co., Ltd.	9,904,542	2.5
Toenec Corporation	9,825,542	2.5
Oiles Corporation	9,585,091	2.4
Hisaka Works, Ltd.	8,983,236	2.3
H.I.S. Co., Ltd.	8,693,835	2.2
Keihanshin Building Co., Ltd.	8,409,718	2.1

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2017

(Unaudited)
	Shares	Cost	Fair Value	% of Net Assets
JAPANESE EQUITY SECURITIES

Banks
The Akita Bank, Ltd.	1,214,000	$3,406,699	$3,684,303	0.9
General banking services
The Taiko Bank, Ltd.	902,000	1,796,440	1,917,841	0.5
General banking services
The Yamanashi Chuo Bank, Ltd.	425,000	1,874,444	1,664,395	0.4
General banking services
Total Banks		7,077,583	7,266,539	1.8

Chemicals
Adeka Corporation	301,700	4,411,751	5,129,077	1.3
Manufactures chemical and food products
C. Uyemura & Co., Ltd.	64,200	2,927,394	3,896,743	1.0
Plating chemicals
C.I. Takiron Corporation	554,000	2,460,683	3,256,899	0.8
Manufactures resin and composite products
Fujikura Kasei Co., Ltd.	892,700	4,424,053	5,158,850	1.3
Specialty coating materials and fine chemicals
Koatsu Gas Kogyo Co., Ltd	586,500	3,516,650	4,407,210	1.1
High-pressured gases and chemicals
Sakai Chemical Industry Co., Ltd.	192,000	640,969	924,629	0.2
Manufactures components for cosmetics and pharmaceuticals
Sekisui Jushi Corporation	232,200	3,428,094	4,251,356	1.1
Manufactures plastics and other resin materials
Shikoku Chemicals Corporation	90,000	819,968	1,211,939	0.3
Manufactures chemical products
Soken Chemical & Engineering Co., Ltd	107,700	1,131,677	1,781,055	0.5
Manufactures chemical products
Tenma Corporation	284,300	4,167,779	5,512,664	1.4
Manufactures synthetic resin products
Teraoka Seisakusho Co., Ltd	344,400	1,379,373	1,420,722	0.4
Manufactures various adhesive tapes
T&K Toka Co., Ltd.	173,900	1,661,174	2,014,652	0.5
Manufactures specialized inks for printing applications
Yushiro Chemical Industry Co., Ltd.	180,000	2,175,015	2,708,464	0.7
Manufactures metalworking fluids
Total Chemicals		33,144,580	41,674,260	10.6

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS — (Continued)

AUGUST 31, 2017

(Unaudited)

	Shares	Cost	Fair Value	% of Net Assets

Construction
C-Cube Corporation	7,600	35,334	37,843	0.0
Communications construction business
Daiichi Kensetsu Corporation	26,400	284,205	333,913	0.1
Construction and real estate businesses
Mirai Industry Co., Ltd	37,000	517,744	571,532	0.2
Manufactures electrical installation materials
NDS Co., Ltd.	5,100	154,519	158,021	0.0
Construction of communication infrastructure
Sysken Corporation	12,000	39,067	39,144	0.0
Electric communication facility construction business
Taihei Dengyo Kaisha, Ltd.	66,000	672,132	882,159	0.2
Construction of thermal and nuclear plant facilities
Toenec Corporation	1,602,000	8,796,994	9,825,542	2.5
Construction of comprehensive building facilities
Totetsu Kogyo Co., Ltd.	128,000	3,828,407	4,181,182	1.1
Operates construction-related businesses
Yondenko Corporation	306,000	1,122,765	1,668,257	0.4
Construction of electrical distribution systems
Total Construction		15,451,167	17,697,593	4.5

Electric Appliances
Espec Corp	225,400	2,554,273	4,280,460	1.1
Manufactures environmental testing products
Kitagawa Industries Co., Ltd.	400,400	4,199,695	4,565,917	1.2
Manufactures various industrial and consumer products
Koito Manufacturing Co., Ltd.	62,200	2,046,910	3,871,428	1.0
Manufactures lighting equipment
Mabuchi Motor Co., Ltd.	7,900	407,144	372,550	0.1
Manufactures small motors
Maxwell Holdings, Ltd.	100,500	1,713,474	2,398,923	0.5
Manufactures media devices, batteries and electrical appliances
Nihon Kohden Corporation	45,500	1,016,416	1,054,246	0.3
Manufactures medical electronic equipment
Total Electric Appliances		11,937,912	16,543,524	4.2

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS — (Continued)

AUGUST 31, 2017

(Unaudited)
	Shares	Cost	Fair Value	% of Net Assets

Financing Business
Hitachi Capital Corporation	114,400	2,556,953	2,654,832	0.7
General financial services
Ricoh Leasing Company, Ltd.	52,700	1,547,937	1,838,790	0.5
Leasing and financial services
Total Financing Business		4,104,890	4,493,622	1.2

Food
Japan Meat Co., Ltd.	37,700	616,261	597,418	0.1
Supermarket business and operation of eating-out stores
Kameda Seika Co., Ltd.	40,800	1,989,423	1,857,326	0.5
Manufactures confectioneries
Total Food		2,605,684	2,454,744	0.6

Information and Communication
NS Solutions Corporation	93,200	2,002,498	1,999,411	0.5
System consulting services and software development
OBIC Co., Ltd.	76,500	3,403,703	4,789,287	1.2
Computer system integration
Okinawa Cellular Telephone Company	208,400	5,726,298	7,385,035	1.9
Telecommunications
Otsuka Corporation	63,900	2,899,802	4,226,905	1.1
Computer information system developer
Software Service Inc.	4,600	170,597	219,436	0.0
Provides medical information systems
Total Information and Communication		14,202,898	18,620,074	4.7

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS — (Continued)

AUGUST 31, 2017

(Unaudited)

	Shares	Cost	Fair Value	% of Net Assets
Iron and Steel
Chubu Steel Plate Co., Ltd.	233,500	$1,068,629	$1,620,953	0.4
Manufactures steel-related products
Mory Industries Inc.	89,600	1,336,350	2,071,168	0.5
Manufactures steel tubing products
Nichia Steel Works, Ltd.	2,115,600	6,306,399	5,805,381	1.5
Manufactures steel-related products
Osaka Steel Co., Ltd.	440,600	8,035,886	9,904,542	2.5
Manufactures steel-related products
Total Iron and Steel		16,747,264	19,402,044	4.9

Machinery
Hisaka Works, Ltd.	1,014,000	9,006,576	8,983,236	2.3
Manufactures heat exchangers and other machinery
Miura Co. Ltd.	139,100	2,002,211	3,134,505	0.8
Manufactures boilers and related products
Nippon Pillar Packing Co., Ltd.	132,400	1,219,622	1,946,510	0.5
Manufactures mechanical seals
Nissei ASB Machine Co., Ltd.	4,700	81,920	188,760	0.0
Manufactures stretch blow molding machines
Nissei Corporation	28,200	251,449	259,054	0.1
Manufactures reducers and gears
Nitto Kohki Co. Ltd.	144,400	2,921,944	3,516,351	0.9
Manufactures machine tools and motor pumps
Oiles Corporation	527,180	9,175,104	9,585,091	2.4
Manufactures bearing equipment
Sato Holdings Corporation	36,800	814,734	878,077	0.2
Manufactures electronic printers and other products
Shibuya Corporation	14,200	181,166	468,366	0.1
Packing plant business
Yamashin-Filter Corporation	18,300	118,175	648,494	0.2
Manufactures filters
Total Machinery		25,772,901	29,608,444	7.5

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS — (Continued)

AUGUST 31, 2017

(Unaudited)
	Shares	Cost	Fair Value	% of Net Assets

Metal Products
Dainichi Co., Ltd.	314,500	$2,322,740	$2,320,422	0.6
Manufactures oil heating equipment
Neturen Co., Ltd.	595,300	4,246,113	5,803,979	1.5
Manufactures steel bars and induction heating equipment
NHK Spring Co., Ltd.	311,900	3,045,743	3,114,607	0.8
Manufactures automobile-related products
Piolax, Inc.	167,000	2,476,965	4,452,119	1.1
Manufactures automobile-related products
Rinnai Corporation	47,900	4,037,334	4,156,513	1.1
Manufactures heating appliances and components
Shinpo Co., Ltd.	2,000	13,821	14,956	0.0
Manufactures smokeless roasters
Total Metal Products		16,142,716	19,862,596	5.1

Other Products
Fuji Seal International, Inc.	75,200	1,223,176	2,275,371	0.6
Packaging-related materials and machinery
Komatsu Wall Industry Co., Ltd.	18,800	323,677	345,064	0.1
Manufactures various partitions
Nishikawa Rubber Co., Ltd.	349,500	5,716,507	6,907,115	1.8
Manufactures rubber automobile parts
Pigeon Corporation	60,200	1,544,150	2,327,482	0.6
Manufactures baby care products
The Pack Corporation	120,300	2,547,886	4,104,552	1.0
Manufactures paper and chemical products
Total Other Products		11,355,396	15,959,584	4.1

Precision Instruments
Nakanishi Inc.	60,100	2,057,244	2,593,930	0.7
Manufactures dental instruments
Total Precision Instruments		2,057,244	2,593,930	0.7

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS — (Continued)

AUGUST 31, 2017

(Unaudited)
	Shares	Cost	Fair Value	% of Net Assets
Real Estate
Daibiru Corporation	385,400	$3,442,325	$4,041,175	1.0
Real estate leasing and building management
Keihanshin Building Co., Ltd.	1,331,700	7,539,593	8,409,718	2.1
Real estate leasing and building management
Sanyo Housing Nagoya Co., Ltd.	259,700	2,535,354	2,600,422	0.7
Designs and constructs housing
Starts Corporation Inc.	73,600	1,423,827	1,834,399	0.5
Construction, leasing and management of real estate
Total Real Estate		14,941,099	16,885,714	4.3

Retail Trade
ABC-Mart, Inc.	96,800	5,077,901	4,969,514	1.3
Retail sales of shoes
AIN Holdings Inc.	3,100	111,971	227,877	0.1
Operates pharmacies and drug store chains
Amiyaki Tei Co., Ltd	235,700	8,343,692	10,237,118	2.6
Operates barbecue restaurant chains
Belc Co., Ltd.	26,600	1,094,929	1,285,830	0.3
Operates retail food store chains
Cosmos Pharmaceutical Corporation	14,100	2,848,212	3,193,976	0.8
Operates drug stores
Create SD Holdings Co., Ltd	168,800	3,246,624	4,380,472	1.1
Operates pharmacies and drug store chains
Daikokutenbussan Co., Ltd.	157,000	6,308,436	7,603,562	1.9
Operates supermarkets
Don Quijote Holdings Co., Ltd.	60,000	2,202,840	2,276,135	0.6
Operates discount stores
Heiwado Co., Ltd.	3,200	69,397	74,639	0.0
Operates supermarkets
Hiday Hidaka Corp	144,111	2,574,467	4,150,942	1.0
Operates restaurant chains
JINS Inc.	48,500	1,734,860	2,842,442	0.7
Retail sales of eyewear and fashion accessories
Kura Corporation	49,000	2,104,316	2,689,201	0.7
Operates a sushi restaurant chain

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS — (Continued)

AUGUST 31, 2017

(Unaudited)
	Shares	Cost	Fair Value	% of Net Assets

NAFCO Co., Ltd.	44,000	$696,363	$702,049	0.2
Operates chain of home and furniture retail outlets
Saint Marc Holdings Co., Ltd.	71,500	1,881,587	2,137,431	0.5
Operates restaurant chains
San-A Co., Ltd.	96,700	4,383,722	4,248,280	1.1
Retail sales of home goods
Seria Co. Ltd.	64,100	1,241,619	3,506,265	0.9
Discount retail sales
Start Today Co., Ltd.	136,300	1,271,694	4,235,573	1.1
Operates retail E-commerce websites
Sundrug Co., Ltd.	24,500	877,295	1,014,016	0.3
Operates pharmacies and drug store chains
Yaoko Co., Ltd.	74,900	3,045,546	3,566,181	0.9
Operates and manages groceries and supermarkets
Yossix Co., Ltd.	46,600	685,753	877,759	0.2
Operates restaurant chains
Total Retail Trade		49,801,224	64,219,262	16.3

Services
EPS Holdings, Inc.	71,500	891,127	1,400,050	0.4
Performs contract medical research services
H.I.S. Co., Ltd.	260,000	6,842,396	8,693,835	2.2
Travel business
Nihon M&A Center Inc	45,900	900,249	2,122,857	0.5
Provides merger and acquisition brokerage services
Nippon Air Conditioning Services Co., Ltd.	265,300	1,462,199	1,663,323	0.4
Provides maintenance and management of building facilities
Relia, Inc.	206,200	1,964,851	2,298,918	0.6
Provides telemarketing services
Septeni Holdings Co., Ltd.	559,500	1,371,310	1,469,224	0.4
Internet advertising and media content business
Step Co., Ltd.	135,800	1,228,003	1,815,109	0.5
Operates preparatory schools
Tear Corporation	122,300	852,571	955,686	0.2
Funeral business
Total Services		15,512,706	20,419,002	5.2

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS — (Continued)

AUGUST 31, 2017

(Unaudited)
	Shares	Cost	Fair Value	% of Net Assets
Textiles and Apparel
Hogy Medical Co., Ltd.	26,800	$1,445,021	$1,889,673	0.5
Manufactures medical products
Seiren Co., Ltd.	451,400	5,204,611	8,006,295	2.0
Manufactures synthetic fibers and textile products
Total Textiles and Apparel		6,649,632	9,895,968	2.5

Transportation and Warehousing
Alps Logistics Co., Ltd.	401,100	2,171,555	3,032,258	0.8
General logistics services
Japan Transcity Corporation	912,000	3,207,225	3,339,567	0.8
General logistics services
Meiko Trans Co., Ltd.	405,000	4,110,859	4,415,974	1.1
Marine logistics services
Trancom Co., Ltd.	202,500	9,138,386	10,175,140	2.6
General logistics services
Total Transportation and Warehousing		18,628,025	20,962,939	5.3

Transportation Equipment
Hi-Lex Corporation	131,700	3,263,482	3,473,946	0.9
Manufactures control cables
Nissin Kogyo Co., Ltd.	50,100	755,312	866,297	0.2
Manufactures automobile brake systems
Total Transportation Equipment		4,018,794	4,340,243	1.1

Utilities
Keiyo Gas Co., Ltd.	482,000	2,408,147	2,321,203	0.6
Produces gas and energy products
The Okinawa Electric Power Company, Incorporated	146,382	2,262,863	3,264,017	0.8
Produces thermal energy products
Total Utilities		4,671,010	5,585,220	1.4

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS — (Continued)

AUGUST 31, 2017

(Unaudited)
	Shares	Cost	Fair Value	% of Net Assets
Wholesale Trade
Kanaden Corporation	319,800	$2,469,388	$3,321,352	0.8
Factory automation business
Kohsoku Corporation	330,600	2,953,657	3,544,664	0.9
Food and industrial packaging materials
Matsuda Sangyo Co., Ltd.	556,400	6,929,662	8,260,939	2.1
Precious metals, electronic materials, and food
Paltac Corporation	41,600	611,117	1,646,159	0.4
Cosmetics and daily necessities
Ryoden Corporation	1,517,000	10,396,581	10,958,294	2.8
Purchases electronic and electrical devices
Senshu Electric Co., Ltd.	240,300	3,570,099	5,000,109	1.3
Electrical wires and cables
Shinko Shoji Co., Ltd.	147,400	1,643,448	2,529,995	0.6
Electronic components and devices
SIIX Corporation	251,100	5,226,026	10,392,626	2.6
Parts procurement, logistics, and manufacturing of electronics
Sugimoto & Co., Ltd.	281,500	2,903,649	4,266,430	1.1
Machine tools and measuring instruments
Techno Associe Co., Ltd.	393,500	3,718,874	4,598,074	1.2
Screws and nonferrous metal products
Total Wholesale Trade		40,422,501	54,518,642	13.8
TOTAL JAPANESE EQUITY SECURITIES		$315,245,226	$393,003,944	99.8

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS — (Continued)

AUGUST 31, 2017

(Unaudited)
	Cost	Fair Value	% of Net Assets
FOREIGN CURRENCY
Japanese Yen
Interest bearing account	$2,001,372	$1,992,729	0.5
TOTAL FOREIGN CURRENCY	2,001,372	1,992,729	0.5
TOTAL INVESTMENTS AND FOREIGN CURRENCY	$317,246,598	$394,996,673	100.3
LIABILITIES LESS OTHER ASSETS, NET		(1,118,175)	(0.3)
NET ASSETS		$393,878,498	100.0

Portfolio securities and foreign currency holdings were translated at the following exchange rate as of August 31, 2017.
Japanese Yen          JPY           ¥ 110.055 = USD $1.00

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2017

(Unaudited)
ASSETS:
Investments in Japanese equity securities, at fair value (cost—$315,245,226)	$393,003,944
Foreign currency, at fair value (cost—$2,001,372)	1,992,729
Receivable for investments sold	362,880
Receivable for dividends	239,747
Prepaid expenses	54,354
Cash and cash equivalents	49,825
Total Assets	395,703,479
LIABILITIES:
Payable for investments purchased	1,384,033
Accrued management fee	274,982
Accrued directors’ fees and expenses	2,479
Other accrued expenses	163,487
Total Liabilities	1,824,981
NET ASSETS:
Capital stock (28,333,893 shares of capital stock outstanding, 100,000,000 shares authorized, par value $0.10 each)	2,833,389
Paid-in capital	286,055,217
Accumulated net realized gain on investments and foreign currency transactions	32,829,356
Net unrealized appreciation on investments and foreign currency transactions	77,758,565
Accumulated net investment loss	(5,598,029)
Net Assets	$393,878,498
Net asset value per share	$13.90

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2017

(Unaudited)
INCOME:
Dividend income (net of $381,643 withholding taxes)	$3,434,797
Interest income	686
Total Income		$3,435,483

EXPENSES:
Management fee	1,548,104
Custodian fee	160,191
Legal fees	79,041
Directors’ fees and expenses	65,227
Other expenses	101,221
Total Expenses		1,953,784
INVESTMENT INCOME—NET		1,481,699

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain on investments and foreign currency transactions:
Net realized gain on investments		27,116,871
Net realized gain on foreign currency transactions		25,200
Net realized gain on investments and foreign currency transactions		27,142,071
Net change in unrealized appreciation on investments		13,991,604
Net change in unrealized appreciation on foreign currency transactions and translation		8,750,000
Net realized and unrealized gain on investments and foreign currency transactions and translation		49,883,675
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$51,365,374

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

 STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended August 31, 2017 (Unaudited)	For the Year Ended February 28, 2017
FROM OPERATIONS:
Net investment income	$1,481,699	$3,250,651
Net realized gain on investments	27,116,871	14,027,703
Net realized gain (loss) on foreign currency transactions	25,200	(116,869)
Net change in unrealized appreciation on investments	13,991,604	50,344,095
Net change in unrealized appreciation on foreign currency transactions and translation	8,750,000	3,981,045
Net increase in net assets resulting from operations	51,365,374	71,486,625

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Ordinary income distribution	–	(9,809,194)
Capital gains distribution	–	(16,714,163)
Decrease in net assets derived from distributions to shareholders	–	(26,523,357)

NET ASSETS:
Beginning of period.	342,513,124	297,549,856
End of period (including accumulated net investment loss of $5,598,029 and $7,079,728 respectively)	$393,878,498	$342,513,124

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited)
1.  Significant Accounting Policies
Japan Smaller Capitalization Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company.  The Fund was incorporated in Maryland on January 25, 1990 and investment operations commenced on March 21, 1990.  The Fund’s investment objective is to seek long-term capital appreciation through investments primarily in smaller capitalization Japanese equity securities.
The accompanying financial statements have been prepared in accordance with United States (“U.S.”) generally accepted accounting principles (“GAAP”) and are stated in United States dollars. The Fund is an investment company that follows the accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies.  The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.
(a)  Valuation of Securities – Investments traded in the over-the-counter market are fair valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of business on such day or, if none is available, the last reported sales price.  Portfolio securities which are traded on stock exchanges are fair valued at the last sales price on the principal market on which securities are traded or, lacking any sales, at the last available bid price. Securities and other assets, including futures contracts and related options, that cannot be fair valued using one of the previously mentioned methods are stated at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.
(b)  Foreign Currency Transactions – Transactions denominated in Japanese Yen (“Yen”) are recorded in the Fund’s records at the prevailing exchange rate at the time of the transaction.  Asset and liability accounts that are denominated in Yen are adjusted to reflect the current exchange rate at the end of the period.  Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in results of operations for the current period.
The net assets of the Fund are presented at the exchange rates and fair values on August 31, 2017.  The Fund does isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at August 31, 2017.  Net realized gains or losses on investments include gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities. Net realized gains or losses on the foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS – (Continued) (Unaudited)
(c)  Security Transactions, Investment Income and Distributions to Shareholders – Security transactions are accounted for on the trade date. Dividend income and distributions are recorded on the ex-dividend dates and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on a first in, first out basis.
Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP.  To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition – “temporary”), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized capital gains.
Pursuant to a securities lending agreement with Brown Brothers Harriman & Co., the Fund may lend securities to qualified institutions.  It is the Fund’s policy that, at origination, all loans shall be secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned.  It is the Fund’s policy that collateral equivalent to at least 100% of the fair value of securities on loan must be maintained at all times (when applicable).  Collateral is provided in the form of cash, which would be invested in certain money market funds.  The Fund is entitled to receive all income on securities loaned, in addition to a portion of the income earned as a result of the lending transaction.  Although each security loan is fully collateralized, there are certain risks.  On November 21, 2008, the Fund suspended its participation in the securities lending program.  The Fund may resume its participation in the future. During the fiscal year ended February 28, 2017 and the semi-annual period ended August 31, 2017, the Fund did not earn fees from lending Fund portfolio securities, pursuant to the securities lending agreement.
(d)  Capital Account Reclassification – For the year ended February 28, 2017, the Fund’s accumulated net investment loss was decreased by $2,469,284 and the accumulated net realized gain on investments and foreign currency transactions was decreased by $2,469,284.  These adjustments were primarily due to the result of the reclassification of foreign currency losses and the tax treatment of passive foreign investment companies.  These adjustments had no impact on net assets.
(e)  Income Taxes – A provision for U.S. income taxes has not been made since it is the intention of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS – (Continued) (Unaudited)
Under Japanese tax laws, a withholding tax is imposed on dividends at a rate of 15.315% and such withholding taxes are reflected as a reduction of the related revenue. The withholding tax rate of 15.315% was reduced to 10% upon the submission of Form 17 – Limitation on Benefits Article. There is no withholding tax on realized gains.
In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years), and has concluded that no provision for income tax is required in the Fund’s financial statements.  The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the statement of operations.  During the current year and for the prior three tax years, the Fund did not incur any interest or penalties.
(f)  Use of Estimates in Financial Statement Preparation – The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.
(g)  Concentration of Risk – A significant portion of the Fund’s net assets consists of Japanese securities which involve certain considerations and risks not typically associated with investments in the U.S.  In addition to the smaller size, and greater volatility, there is often substantially less publicly available information about Japanese issuers than there is about U.S. issuers.  Future economic and political developments in Japan could adversely affect the value of securities in which the Fund is invested.  Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.
(h)  Indemnifications – Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications.  The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote and as such no additional accruals were recorded on the Statement of Assets and Liabilities.
2.  Management Agreement and Transactions With Affiliated Persons
Nomura Asset Management U.S.A. Inc. (“NAM-USA” or the “Manager”) acts as the Manager of the Fund pursuant to a management agreement.  Under the management agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (“NAM”), as investment adviser to the Fund.
As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 1.10% of the value of the Fund’s average weekly net assets not in excess of $50 million, 1.00% of the Fund’s average weekly net assets in excess of $50 million but not exceeding $100 million, 0.90% of the Fund’s average weekly net assets in excess of $100 million but not exceeding $175 million, 0.80% of the Fund’s average weekly net assets in excess of $175 million but not exceeding $250 million, 0.70% of the Fund’s average weekly net assets in excess of $250 million but not exceeding $325 million, 0.60% of the Fund’s average weekly net assets in excess of $325 million, but not exceeding $425 million and 0.50% of the Fund’s average weekly net assets in excess of $425 million.  Under the management agreement, the Fund incurred fees to the Manager of $1,548,104 for the six months ended August 31, 2017. Under the investment advisory agreement, NAM earned investment advisory fees of $682,851 from the Manager, not the Fund, for the six months ended August 31, 2017. At August 31, 2017, the management fee payable to the Manager by the Fund was $274,982.

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS – (Continued) (Unaudited)
Certain officers and/or directors of the Fund are officers and/or directors of the Manager. Affiliates of Nomura Holdings, Inc. (the Manager’s indirect parent) did not earn any fees in commissions on the execution of portfolio security transactions for the six months ended August 31, 2017. The Fund pays each Director not affiliated with the Manager an annual fee of $17,000 plus $2,000 per meeting attended.  In addition, the Fund pays each Director not affiliated with the Manager $1,000 per telephone meeting attended together with actual expenses related to attendance at meetings.  The Chairman of the Board, presently Rodney A. Buck, is paid an additional annual fee of $5,000.  The Chairman of the Audit Committee, presently David B. Chemidlin, is paid an additional annual fee of $2,000. Such fees and expenses for unaffiliated Directors aggregated $65,227 for the six months ended August 31, 2017.
3.  Purchases and Sales of Investments
Purchases and sales of investments, exclusive of foreign currency and investments in short-term securities, for the six months ended August 31, 2017 were $100,790,089 and $97,199,612, respectively.
4.  Federal Income Tax
As of February 28, 2017, net unrealized depreciation on investments, exclusive of foreign currency, for federal income tax purposes was $46,803,331, of which $52,682,063 related to appreciated securities and $5,878,732 related to depreciated securities.  The cost of investments, exclusive of foreign currency of $411,642, at February 28, 2017 for federal income tax purposes was $292,737,458.
At February 28, 2017, the components of accumulated earnings on a tax basis were as follows:
Unrealized appreciation on investments and foreign currency transactions	$46,817,380	(a)	(
Undistributed long-term capital gains	5,500,899
Undistributed ordinary income	1,306,239
Total accumulated earnings	$53,624,518

(a)	The differences between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies.

The Fund paid an ordinary income distribution of $11,418,559, which represents $0.4030 per share and a long-term capital gains distribution of $15,104,798, which represents $0.5331 per share to shareholders of record as of December 19, 2016.  The distribution was paid on December 23, 2016.
The Fund paid an ordinary income distribution of $8,777,840, which represents $0.3098 per share and a long-term capital gains distribution of $16,085,151, which represents $0.5677 per share to shareholders of record as of December 21, 2015.  The distribution was paid on December 28, 2015.

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS – (Continued) (Unaudited)
The tax character of distributions paid during the fiscal years ended February 28, 2017 and February 29, 2016 were as follows:
	February – 17	February – 16
Ordinary Income	$11,418,559	$8,777,840
Capital Gains	$15,104,798	$16,085,151

5.  Fair Value Measurements
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability.  Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.  Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.  The three-tier hierarchy of inputs is summarized below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS – (Continued) (Unaudited)
The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2017.
Level	Investments in Securities
Level 1 Equity Securities*	$393,003,944
Level 2	-0-
Level 3	-0-
Total	$393,003,944

* Please refer to the Schedule of Investments for breakdown of the valuation by industry type.

During the six months ended August 31, 2017, there were no transfers between Level 1, Level 2 or Level 3 securities.
During the six months ended August 31, 2017, the Fund did not hold any instrument which used significant unobservable inputs (Level 3) in determining fair value.

JAPAN SMALLER CAPITALIZATION FUND, INC.
Financial Highlights
For a share of common stock outstanding throughout each period:

	For the Six Months Ended	For the Year Ended
	August 31, 2017	February 28,	February 29,	February 28
	(Unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.09	$10.50	$10.98	$9.85	$8.83	$8.85
Investment operations:
Net Investment income*	0.05	0.12	0.06	0.06	0.05	0.07
Net realized and unrealized gain (loss) on investments and foreign currency	1.76	2.41	0.34	1.20	1.17	(0.01)
Total from investment operations	1.81	2.53	0.40	1.26	1.22	(0.06)
Less Distributions:
Distributions from ordinary income	–	(0.35)	(0.17)	(0.12)	(0.20)	(0.08)
Distributions from capital gains	–	(0.59)	(0.71)	(0.01)	–	–
Total from distributions	–	(0.94)	(0.88)	(0.13)	(0.20)	(0.08)
Net asset value, end of period	$13.90	$12.09	$10.50	$10.98	$9.85	$8.83
Market value, end of period	$12.34	$10.60	$8.98	$9.69	$8.84	$8.00
Total investment return**	16.4%	29.4%	0.7%	11.2%	13.0%	3.4%
Ratio/Supplemental Data:
Net assets, end of period (000)	$393,878	$342,513	$297,550	$311,094	$278,994	$250,273
Ratio of expenses to average net assets .	1.08%†	1.09%	1.11%	1.13%	1.19%	1.19%
Ratio of net income to average net assets	0.82%†	0.99%	0.50%	0.62%	0.53%	0.86%
Portfolio turnover rate	27%	20%	24%	41%	101%	37%

*	Based on average shares outstanding.
**
Based on market value per share, adjusted for reinvestment of income dividends, ordinary income distributions, long-term capital gain distributions, and capital share transactions. Total return does not reflect sales commissions.

†	Annualized

JAPAN SMALLER CAPITALIZATION FUND, INC.

Board Review of the Management and Investment Advisory Agreements
The Board of Directors of the Fund (the “Board”) consists of five directors, four of whom are independent or non-interested directors (the “Independent Directors”).  The Board considers matters relating to the Fund’s management and investment advisory agreements throughout the year. On an annual basis, the Board specifically considers whether to approve the continuance of these agreements for an additional one-year period.  The specific agreements (the “Agreements”) consist of the Fund’s management agreement with Nomura Asset Management U.S.A. Inc. (the “Manager”) and the investment advisory agreement between the Manager and its parent, Nomura Asset Management Co., Ltd. (the “Investment Adviser”).
The Board, including the Independent Directors, most recently approved the continuance of the Agreements at a meeting held on August 24, 2017.  In connection with their deliberations at that meeting and at a separate meeting of the Independent Directors held on August 11, 2017, the Independent Directors received materials that included, among other items, information provided by the Manager regarding (i) the investment performance of the Fund, performance of other investment companies and performance of the Fund’s benchmark, (ii) expenses of the Fund and the management fee paid by the Fund to the Manager and the advisory fee paid by the Manager to the Investment Adviser, (iii) advisory fees charged by the Manager and the Investment Adviser to comparable accounts and (iv) the profitability of the Agreements to the Manager and the Investment Adviser.  Included in the materials was a report prepared by Broadridge Board Reporting and Compliance (“Broadridge”) for use by the Independent Directors in their consideration of the continuance of the Agreements (the “Broadridge Report”). Broadridge is an independent firm retained by many investment companies to provide data with respect to investment company performance and expenses. The Broadridge Report contained information regarding the Fund and other closed-end funds not affiliated with the Manager that compared, among other items, the respective funds’ management fees and operating expenses.
The Independent Directors sought and received additional information from the Investment Adviser, including information concerning management personnel, expense allocation methodologies, the impact of the liquidation of Korea Equity Fund, Inc., another closed-end fund managed by the Manager and the Investment Adviser, on the Fund (including the level of support and services that the Fund will receive from the Manager and the Investment Adviser), and the Investment Adviser’s business continuity plan and cybersecurity efforts.  The Independent Directors were advised by, and received materials (including a detailed memorandum reviewing the applicable legal standards and factors taken into account by the Supreme Court and other relevant court decisions) from their independent counsel in considering these matters and the continuance of the Agreements.
In considering the continuance of the Agreements at the meeting held on August 24, 2017, the Board, including the Independent Directors, did not identify any single factor as determinative. Matters considered by the Directors in connection with their review of the Agreements included the following:
The nature, extent and quality of the services provided to the Fund under the Agreements.  The Board considered the nature, extent and quality of the services provided to the Fund by the Manager and the Investment Adviser and the resources dedicated by the Manager and the Investment Adviser.  These services included both investment advisory services and related services such as the compliance oversight provided by the Manager. Based on its review of all of the services provided by the Manager and the Investment Adviser, the Board, including the Independent Directors, concluded that the nature, extent and quality of these services supported the continuance of the Agreements.
Investment performance.  The Board considered performance information provided by Broadridge and the Manager regarding the Fund’s investment performance over a number of time periods, including the one-year, three-year and five-year periods recently ended. In response to requests by the Independent Directors, the Manager provided information about the performance of the Fund compared to the Fund’s benchmark index, data on the Fund’s expense ratio and components thereof, and comparative fee, expense ratio and performance information for other funds investing primarily in Japanese securities.  The Broadridge Report also provided supplemental information relating to performance, expense ratios, and fees of U.S. investment companies investing in equity securities of Asian and other non-U.S. issuers.

JAPAN SMALLER CAPITALIZATION FUND, INC.

Board Review of the Management and Investment Advisory Agreements (continued)
In connection with their review of investment performance, the Independent Directors noted that, following a series of discussions with management in 2012 and 2013 that focused on the Fund’s performance, the Investment Adviser had installed a new management team as of July 1, 2013. The Independent Directors recognized that, as contemplated at the time of the transition, the new portfolio managers had invested in a more diversified portfolio than the Fund had maintained in the past with an increased focus on value characteristics evidenced by financial measurements. The Independent Directors also noted the Fund’s comparative performance since the transition and the Fund’s performance for the one-year and three-year periods ended June 30, 2017 amongst six funds (including the Fund) identified by the Manager as having similar investment objectives. The Board noted that Broadridge Report ranked the Fund in the top quintile of its performance universe, which is a number of closed-end funds investing in equity securities of non-U.S. issuers, for the one, three and five-year periods. Based on their review, the Independent Directors concluded that the Fund’s performance supported the continuance of the Agreements.
The costs of the services to be provided and the profits to be realized by the Manager and its affiliates from their advisory relationships with the Fund.  The Board considered the fee payable under the Fund’s management agreement in connection with other information provided for the Directors’ consideration.  The Board noted that according to the Broadridge Report, the Fund’s contractual management fees, which are just above the median for the comparable funds identified by Broadridge, drop below the median at larger asset sizes due to the Fund’s breakpoints and that the Fund’s non-management expenses were below the median for the comparable funds identified by Broadridge.  The Board also considered information provided by the Manager regarding fees charged by the Manager and its affiliates to institutional accounts and other investment companies having investment objectives similar to the Fund’s investment objective, including Japanese retail unit trusts.  The Board recognized that the nature of the services provided by the Manager and the Investment Adviser to other investment vehicles and separate accounts differed from the range of services provided to the Fund.
The Manager also provided the Board with information prepared by the Manager and the Investment Adviser indicating the profitability of the Agreements to these respective advisers. This presentation included information regarding methodologies used to allocate expenses in considering the profitability of the Agreements to the Manager and the Investment Adviser. The Independent Directors reviewed this information with the Manager to understand expense allocation methodology utilized by the Investment Adviser.
After reviewing the information described above, the Independent Directors concluded that the management fee proposed to be charged to the Fund was reasonable and the profitability of the Agreements to the Manager and the Investment Adviser supported the continuance of the Agreements.
Economies of scale.  The Board also considered whether the Manager and the Investment Adviser realize economies of scale as the Fund grows larger and the extent to which any economies of scale are shared with the Fund and its shareholders.  The Board noted that the management agreement contains six separate breakpoints in the management fee for net assets above $50 million, with the last breakpoint applicable to net assets in excess of $425 million.
Based on an evaluation of all factors deemed relevant, including the factors described above and taking into account information received throughout the preceding year, the Board, including each of the Independent Directors, concluded that each of the Agreements should be continued through August 31, 2018.

BOARD OF DIRECTORS
Rodney A. Buck
David B. Chemidlin
Yutaka Itabashi
E.  Han Kim
 Marcia L. MacHarg
OFFICERS
Yutaka Itabashi, President
Takeshi Toyoshima, Vice President
Maria R. Premole, Vice President
Neil A. Daniele, Secretary and Chief Compliance Officer
Amy J. Robles, Treasurer
Kelly S. Lee, Assistant Treasurer
MANAGER
Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, New York 10019-7316
Internet Address
 http://funds.nomura-asset.com
INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
1-12-1, Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan
DIVIDEND PAYING AGENT, TRANSFER AGENT
 AND REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 505000
 Louisville, KY 40233
CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110-1548

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
 New York, New York 10019
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
RSM US LLP
80 City Square
 Boston, Massachusetts 02129
JAPAN SMALLER CAPITALIZATION FUND, INC.
WORLDWIDE PLAZA
309 WEST 49TH STREET
NEW YORK, NEW YORK 10019-7316

This Report, including the Financial Statements, is transmitted to the
Shareholders of Japan Smaller Capitalization Fund, Inc. for their information.
This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.

JAPAN

Smaller Capitalization

Fund, Inc.

SEMI-ANNUAL REPORT

AUGUST 31, 2017

ITEM 2.  CODE OF ETHICS

 Not applicable to this semi-annual report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable to this semi-annual report.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable to this semi-annual report.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

 Not applicable to this semi-annual report.

ITEM 6.  INVESTMENTS

(a)	The Registrant’s investments in securities of unaffiliated issuers as of August 31, 2017 are included in the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR  CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual report.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)	Not applicable to this semi-annual report.

(b)	No change.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

(a)	Not applicable.

(b)	Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)	Not applicable.

(b)	Not applicable.

ITEM 13.  EXHIBITS

(a) (1)	Not applicable to this semi-annual report.
(a) (2)	Certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)). See EX‑99.CERT attached hereto.
(a) (3)	Not applicable.
(a) (4)	Not applicable.
(b)
Certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a‑14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or
240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). See EX‑99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Japan Smaller Capitalization Fund, Inc.

By:  /s/ Yutaka Itabashi
Yutaka Itabashi
Principal Executive Officer

Date:  10/26/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:  /s/ Yutaka Itabashi
Yutaka Itabashi
Principal Executive Officer

Date:  10/26/17

By:  /s/ Amy J. Robles
Amy J. Robles
Principal Financial Officer

Date:  10/26/17